EXHIBIT 99.1

FIRST SOUTH BANCORP, INC.                FOR IMMEDIATE RELEASE

PRESS RELEASE                            For More Information Contact:
April 20, 2005                           Bill Wall, Tom Vann or Kristie Hawkins
                                         (252) 946-4178
                                         Website:
                                         www.firstsouthnc.com

                 First South Bancorp, Inc. Reports 12% Increase
                      in March 31, 2005 Quarterly Earnings
                                   (Unaudited)

Washington, North Carolina - First South Bancorp, Inc. (Nasdaq: FSBK) (the "Company"), the parent holding company of First South Bank (the "Bank"), reports its earnings for the quarter ended March 31, 2005 (unaudited), the first quarter of its fiscal year ending December 31, 2005.

Net income for the quarter ended March 31, 2005 increased 12.0% to $3,107,751, from net income of $2,775,774 earned in the quarter ended March 31, 2004. Basic earnings per share increased 11.4% to $0.49 per share for the quarter ended March 31, 2005, from $0.44 per share for the quarter ended March 31, 2004. Diluted earnings per share increased 11.9% to $0.47 per share for the quarter ended March 31, 2005, from $0.42 per share for the quarter ended March 31, 2004.

Tom Vann, Chief Executive Officer of the Company, stated, "Our core earnings this quarter continue to be supported by growth in our net interest income, reflecting growth in the net loans and leases receivable portfolio, and in lower costing core checking accounts.

The net loans and leases receivable portfolio increased 16.5% to $674.8 million at March 31, 2005 from $579.4 million at March 31, 2004, while checking accounts increased 6.0% to $247.7 million at March 31, 2005 from $233.9 million at March 31, 2004. The Bank maintains reserves for losses on loans and leases receivable based upon an evaluation of inherent losses and risk in the loan and leases receivable portfolio and past loss experience. The Bank recorded $300,000 and $338,000 of general and specific provisions for loan losses, respectively, during the quarter ended March 31, 2005, compared to no provisions for the quarter ended March 31, 2004. The Bank had $8.4 million of general loan loss reserves and $588,000 of specific loan loss reserves at March 31, 2005, which the Bank believes is adequate to absorb losses on loans and leases receivables.

Total assets of the Company increased to $770.1 million at March 31, 2005 from $709.9 million at March 31, 2004, reflecting an annualized growth rate of 8.5%. Net interest income increased 23.5% to $8.8 million for the quarter ended March 31, 2005 from $7.1 million for the quarter ended March 31, 2004, reflecting our balance sheet management efforts.

Noninterest expenses were $5.0 million for the quarter ended March 31, 2005 compared to $4.9 million for the quarter ended March 31, 2004, reflecting our efforts to control operating costs, even though we have incurred costs associated with the acquisition of two branch offices, opening two denovo branch offices and a loan production office, and additional costs required to support the $60.2 million growth in assets from March 31, 2004 to March 31, 2005.

We recently announced a 17.65% payment rate increase in our quarterly cash dividend for the quarter ended March 31, 2005. In addition, we will open a new branch office located at 907 East Firetower Road in Greenville, North Carolina in April 2005. This new office will provide a convenient location and allow us to better serve both new and existing customers through an expanded branch office network in the Greenville/Pitt County market area."

First South Bank has been serving the citizens of eastern North Carolina since 1902 and offers a variety of financial products and services, including a Leasing Company and securities brokerage services through an affiliation with a broker/dealer. The Bank operates through its main office headquartered in Washington, North Carolina, and has twenty-five branch offices and a loan production office located throughout central, eastern, northeastern and southeastern North Carolina.

Statements contained in this release, which are not historical facts, are forward-looking statements as defined in the Private Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors which include the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates, the effects of competition, and including without limitation to other factors that could cause actual results to differ materially as discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.

                                     (More)

(Nasdaq: FSBK)

First South Bancorp, Inc.
Consolidated Statements of Financial Condition

                                                                             March 31        December 31
                                                                               2005             2004
                                                                           -------------    -------------
                               Assets                                                        (unaudited)
Cash and due from banks                                                    $  29,134,703    $  19,873,210
Interest-bearing deposits in financial institutions                            1,135,978        1,065,138
Investment securities - available for sale                                    28,545,894       32,058,152
Mortgage-backed securities - available for sale                                6,088,109        6,639,381
Mortgage-backed securities - held for investment                               2,441,252        2,569,358
Loans and leases receivable - held for sale                                    5,727,170        5,961,691
Loans and leases receivable - held for investment                            669,054,453      625,854,344
Premises and equipment, net                                                    8,255,623        8,402,455
Real estate owned                                                                296,269           89,449
Federal Home Loan Bank of Atlanta stock, at cost                               1,891,700        1,825,200
Accrued interest receivable                                                    3,615,392        3,311,187
Goodwill                                                                       4,218,576        4,218,576
Mortgage servicing rights                                                      1,649,460        1,698,778
Identifiable intangible assets                                                   282,960          290,820
Prepaid expenses and other assets                                              6,635,813        6,216,308
Note receivable                                                                1,131,761        1,156,557
                                                                           -------------    -------------

          Total assets                                                     $ 770,105,113    $ 721,230,604
                                                                           =============    =============

Liabilities and Stockholders' Equity

 Deposits:
  Demand                                                                   $ 247,683,261    $ 236,319,937
  Savings                                                                     24,271,580       22,018,388
  Large denomination certificates of deposit                                 128,041,842      120,757,331
  Other time                                                                 268,840,880      249,441,049
                                                                           -------------    -------------
          Total deposits                                                     668,837,563      628,536,705
Borrowed money                                                                15,724,966       14,791,900
Junior subordinated debentures                                                10,310,000       10,310,000
Deferred income taxes                                                          1,082,255        1,302,501
Other liabilities                                                             12,275,203        6,594,151
                                                                           -------------    -------------
          Total liabilities                                                  708,229,987      661,535,257

  Common stock, $.01 par value, 25,000,000 shares authorized,
    6,321,633, and 6,264,676 shares issued and outstanding, respectively          63,216           62,647
  Additional paid-in capital                                                  37,612,329       37,815,715
  Retained earnings, substantially restricted                                 52,441,075       50,597,651
  Treasury stock, at cost                                                    (28,755,274)     (29,653,794)
  Accumulated other comprehensive income, net                                    513,780          873,128
                                                                           -------------    -------------
           Total stockholders' equity                                         61,875,126       59,695,347
                                                                           -------------    -------------

           Total liabilities and stockholders' equity                      $ 770,105,113    $ 721,230,604
                                                                           =============    =============

Consolidated Statements of Operations
(unaudited)

                                                                                 Three Months Ended
                                                                                        March 31
                                                                           ------------------------------
                                                                                2005             2004
                                                                           -------------    -------------
Interest income:
  Interest and fees on loans                                               $  11,113,597    $   8,386,121
  Interest and dividends on investments and deposits                             618,004          974,924
                                                                           -------------    -------------
           Total interest income                                              11,731,601        9,361,045
                                                                           -------------    -------------

Interest expense:
  Interest on deposits                                                         2,738,273        2,120,735
  Interest on borrowings                                                          89,370           38,821
  Interest on junior subordinated notes                                          137,500          104,145
                                                                           -------------    -------------
           Total interest expense                                              2,965,143        2,263,701
                                                                           -------------    -------------

Net interest income before provision for loan losses                           8,766,458        7,097,344
Provision for loan losses                                                        638,000               --
                                                                           -------------    -------------
           Net  interest income                                                8,128,458        7,097,344
                                                                           -------------    -------------

Noninterest income:
  Fees and service charges                                                     1,382,381        1,513,423
  Loan servicing fees                                                            177,236          179,353
  Gain on sale of real estate, net                                                19,063            1,501
  Gain on sale of mortgage loans                                                  93,653          146,838
  Gain on sale of securities                                                          --           45,916
  Other  income                                                                  228,253          269,326
                                                                           -------------    -------------
           Total noninterest income                                            1,900,586        2,156,357
                                                                           -------------    -------------

Noninterest expenses:
  Compensation and fringe benefits                                             2,954,538        2,976,149
  Federal insurance premiums                                                      22,025           21,655
  Premises and equipment                                                         426,459          402,280
  Advertising                                                                     49,048           38,706
  Payroll and other taxes                                                        295,143          275,155
  Data processing                                                                520,212          529,960
  Amortization of intangible assets                                               81,424           65,751
  Other                                                                          623,837          555,671
                                                                           -------------    -------------
           Total noninterest expenses                                          4,972,686        4,865,327
                                                                           -------------    -------------

Income before income taxes                                                     5,056,358        4,388,374

Income taxes                                                                   1,948,607        1,612,600
                                                                           -------------    -------------

Net income                                                                 $   3,107,751    $   2,775,774
                                                                           =============    =============

Per share data:
Basic earnings per share                                                   $        0.49    $        0.44 *
Diluted earnings per share                                                 $        0.47    $        0.42 *
Dividends per share                                                        $        0.20    $        0.17 *
Weighted average shares Basic                                                  6,308,746        6,281,980 *
Weighted average shares Diluted                                                6,604,422        6,625,951 *

(*) Adjusted for April 23, 2004 three-for-two stock split.

First South Bancorp, Inc.
Supplemental Quarterly Financial Data (Unaudited)

                                                    3/31/2005      12/31/2004      9/30/2004      6/30/2004      3/31/2004
                                                    ----------     ----------     ----------     ----------     ----------
Consolidated balance sheet data:
(dollars in thousands except share
and per share data)
Total assets                                        $  770,105     $  721,231     $  714,659     $  719,777     $  709,867
Loans receivable (net)                                 674,781        631,816        620,298        602,738        579,374
Cash and investments                                    58,817         52,997         57,415         79,438         94,416
Mortgage-backed securities                               8,529          9,209         10,024         10,567          9,645
Premises and equipment                                   8,256          8,402          8,540          7,912          7,998
Goodwill                                                 4,219          4,219          4,219          4,219          4,219
Mortgage servicing rights                                1,649          1,699          1,742          1,792          1,847

Deposits                                               668,838        628,537        615,957        596,585        601,818
Borrowings                                              15,725         14,792         22,300         43,309         30,941
Junior subordinated debentures                          10,310         10,310         10,310         10,310         10,310
Stockholders' equity                                    61,875         59,695         57,640         55,720         56,622

Consolidated earnings summary:
Interest income                                     $   11,732     $   10,831     $   10,177     $    9,810     $    9,361
Interest expense                                         2,965          2,658          2,481          2,289          2,264
                                                    ----------     ----------     ----------     ----------     ----------
Net interest income                                      8,767          8,173          7,696          7,521          7,097
Loan loss provision                                        638            300            268            400              0
Noninterest income                                       1,901          2,071          2,235          2,288          2,156
Noninterest expense                                      4,973          5,055          4,880          4,791          4,865
Income taxes                                             1,949          1,847          1,792          1,714          1,612
                                                    ----------     ----------     ----------     ----------     ----------
Net income                                          $    3,108     $    3,042     $    2,991     $    2,904     $    2,776
                                                    ==========     ==========     ==========     ==========     ==========

Per Share Data: (*)
Earnings per share-Basic                            $     0.49     $     0.49     $     0.48     $     0.47     $     0.44
Earnings per share-Diluted                          $     0.47     $     0.46     $     0.46     $     0.44     $     0.42
Dividends per share                                 $     0.20     $     0.17     $     0.17     $     0.17     $     0.17
Book value per share                                $     9.79     $     9.53     $     9.22     $     8.94     $     9.01

Average shares-Basic                                 6,308,746      6,255,187      6,228,697      6,241,314      6,281,980
Average shares-Diluted                               6,604,422      6,584,192      6,554,013      6,579,166      6,625,951
Shares outstanding end of period                     6,321,633      6,264,676      6,248,678      6,222,216      6,283,431

(*)   Adjusted for April 23, 2004 three-for-two stock split

Performance ratios:
Yield on earning assets                                   6.77%          6.45%          6.14%          5.99%          5.97%
Cost of funds                                             1.76%          1.63%          1.53%          1.44%          1.46%
                                                    ----------     ----------     ----------     ----------     ----------
Net interest spread                                       5.01%          4.82%          4.61%          4.55%          4.51%

Net interest margin on earning assets                     5.06%          4.87%          4.64%          4.59%          4.52%
Earning assets to total assets                           92.83%         93.72%         93.80%         91.49%         92.68%
Return on average assets                                  1.67%          1.69%          1.66%          1.62%          1.61%
Return on average equity                                 20.38%         20.65%         21.00%         20.55%         19.92%
Efficiency ratio                                         46.54%         49.27%         49.06%         48.76%         52.58%
Dividend payout ratio                                    40.82%         34.69%         35.42%         36.17%         38.64%

Asset quality data and ratios:
Nonperforming loans                                 $    2,326     $    2,349     $    3,169     $    2,919     $    2,444
Real estate owned                                   $      296     $       89     $      187     $      204     $      125
Reserve for loan losses                             $    8,949     $    8,343     $    8,109     $    7,907     $    7,573
Net charge-offs                                     $       33     $       66     $       66     $       67     $       60

Net charge-offs to loans                                 0.005%         0.010%         0.011%         0.011%         0.010%
Nonperforming loans to assets                             0.30%          0.33%          0.44%          0.41%          0.34%
Reserves to total loans                                   1.31%          1.30%          1.29%          1.30%          1.29%

Loans to deposits                                       100.89%        100.52%        100.70%        101.03%         96.27%
Loans to assets                                          87.62%         87.60%         86.80%         83.75%         81.62%
Loans serviced for others                           $  271,776     $  277,252     $  281,259     $  282,692     $  286,024